SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement              |_| Confidential, For Use of the
                                                 Commission Only (As Permitted
                                                 by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_| Fee paid previously with preliminary materials.

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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           2150 Highway 35, Suite 250
                           Sea Girt, New Jersey 08750

                                November 24, 2006

Dear Stockholder,

You are cordially invited to attend the Special Meeting of Stockholders (the "Meeting") of Digital Descriptor Systems, Inc. (the "Company"). The Meeting will be held on 19, 2006 at 10:00 a.m. local time, at the Company's offices located at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,


/s/ Anthony Shupin
-----------------------
Anthony Shupin
Chief Executive Officer

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           2150 Highway 35, Suite 250
                           Sea Girt, New Jersey 08750


             TO THE STOCKHOLDERS OF DIGITAL DESCRIPTOR SYSTEMS, INC.


NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Meeting") of Digital Descriptor Systems, Inc., a Delaware corporation (the "Company" or "DDSI"), will be held at 10:00 a.m. (local time), on December 19, 2006 at the Company's offices located at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750 for the following purposes:

1.    To adopt the Company's 2006 Stock Incentive Plan;

2.    To change the Company's name to Allied Security Innovations, Inc.;

3. To approve an amendment to the Company's Articles of Incorporation, as amended, to effect a one for five hundred reverse stock split; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on November 16, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,


/s/ Anthony Shupin
-----------------------
Chief Executive Officer


Sea Girt, New Jersey
November 24, 2006


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           2150 Highway 35, Suite 250
                           Sea Girt, New Jersey 08750


                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Digital Descriptor Systems, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Meeting") to be held at the Company's offices located at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750, on Tuesday, December 19, 2006 at 10:00 a.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.0001 par value per share (the "Common Stock"), on November 16, 2006 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 9,568,806,013 shares of Common Stock. On that date we also had outstanding 20,000 shares of Series A Convertible Preferred Stock that convert into 4,800,000,000 shares of Common Stock. Under the terms of the Series A Convertible Preferred Stock, these shares vote on an as converted basis on all matters on which the holders of the Common Stock are entitled to vote as a class.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about November 28, 2006.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Whether you plan to attend the Meeting or not, the Company urges you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your shares are registered directly in your name through the Company's stock transfer agent, Continental Stock Transfer and Trust Company, or you have stock certificates, you may vote:

      o By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Company's Board of Directors.

      o In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

      o By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

      o In Person at the Meeting. Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

For each matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the Company or brokers holding the Company's shares on your behalf to send a single set of the Company's annual report and proxy statement to any household at which two or more of the Company's stockholders reside, if either the Company or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding", benefits both stockholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce your expenses. The rule applies to the Company's annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from the Company that communications to their addresses will be "householded", the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders who do not wish to participate in "householding" and would like to receive their own sets of the Company's annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another one of the Company's stockholders and who would like to receive only a single set of the Company's annual disclosure documents should follow these instructions:

o Stockholders whose shares are registered in their own name should contact the Company's transfer agent, Continental Stock Transfer and Trust Company, Inc., and inform them of their request by calling them at (212) 509-4000 ext. 206 or e-mailing to cstmail@continentalstock.com.

o Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

                                 PROPOSAL NO. 1

                APPROVAL OF THE 2006 INCENTIVE STOCK OPTION PLAN

At the Special Meeting, the Company's stockholders are being asked to approve the 2006 Incentive Stock Option Plan (the "2006 Incentive Plan") and to authorize 2,500,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2006 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2006 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at 2150 Highway 35, Suite 250, Seagirt, New Jersey 08750.

General

The 2006 Incentive Plan was adopted by the Board of Directors on October 12, 2006. The Board of Directors has initially reserved 2,500,000 shares of Common Stock for issuance under the 2006 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2006 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

The number of shares reserved for issuance under the 2006 Incentive Plan accounts for the 500 for 1 reverse stock split and discussed elsewhere in this proxy statement under Proposal No. 2 "Amendment to the Articles of Incorporation to Effect a One For Five Hundred Reverse Stock Split."

Purpose

The primary purpose of the 2006 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2006 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2006 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2006 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.


Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2006 Incentive Plan and may vote on any matter affecting the administration of the 2006 Incentive Plan or the grant of any option pursuant to it. In the event that any member of the Board of Directors is at any time not a "disinterested person" to the extent that such member is the recipient of a grant under the 2006 Incentive Plan, then such grant under the Plan shall not be administered by said member of the Board of Directors, and may only by administered by a Committee all the members of which are disinterested persons, as so defined or by the remaining members of the Board of Directors who are not recipients of the grant in question.

Eligibility

Under the 2006 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2006 Incentive Plan.

Terms of Options

The term of each Option granted under the 2006 Incentive Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2006 Incentive Plan, including the following:

      (a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2006 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

      (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

      (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2006 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

      (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, Options may be exercised by the Optionee only. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

      (f) Termination, Modification and Amendment. The 2006 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

Federal Income Tax Aspects of the 2006 Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2006 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2006 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2006 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2006 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2006 Incentive Plan and the reservation of 2,500,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Special Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2006 Incentive Stock Option Plan.


                          RECOMMENDATION OF THE BOARD:

      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 INCENTIVE STOCK
                                  OPTION PLAN.

                                 PROPOSAL NO. 2

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                      TO CHANGE THE NAME OF THE COMPANY TO
                        ALLIED SECURITY INNOVATIONS, INC.

Background

The Board has unanimously approved, and is recommending that the stockholders vote in favor of, an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Allied Security Innovations, Inc." The Board no longer believes that the name "Digital Descriptor Systems, Inc." accurately represents the nature of the Company's business activities.

During 2005 the Company acquired CGM Security Solutions, Inc. as a wholly owned subsidiary and changed its name to CGM Applied Security Technologies, Inc. In conjunction with the acquisition, the Company changed its primary focus from the law enforcement market to the security market in general as it believes that the potential for revenue is much greater. CGM is a manufacturer and distributor of indicative and barrier security seals, security tapes and related packaging security systems, protective security products for palletized cargo, physical security systems for tractors, trailers and containers as well as a number of highly specialized authentication products.

Accordingly, the Board has determined that it is in the best interest of the Company and its stockholders to change the name of the Company to more closely reflect the Company's current and anticipated business, strategies and operations in the security industries. The Board also believes that the proposed name change will assist the Company in developing new marketing and sales strategies and will enhance the Company's brand equity and strengthen recognition of the Company by its customers, partners and stockholders.

If effected, the proposed change in the Company's name will not affect, in any way, the validity of currently outstanding stock certificates, nor will it be necessary for the Company's stockholders to surrender or exchange any stock certificates that they currently hold as a result of the name change. Management believes the name change can be accomplished at minimal expense. To the extent stockholders approve the name change, the Company also intends to seek a change to its current ticker symbol "DDSI" to one that is more consistent with its new name.

Required Vote

The approval of the name change requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Special Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve the name change.


                          RECOMMENDATION OF THE BOARD:

          THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE NAME CHANGE.

                                 PROPOSAL NO. 2

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                                   TO EFFECT A
                    ONE FOR FIVE HUNDRED REVERSE STOCK SPLIT

On October 12, 2006, our Board of Directors unanimously approved a Reverse Stock Split pursuant to which each five hundred twelve currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the Reverse Stock Split is to increase the per share stock price in order to attract attention to our company in the investment community.

On November 16, 2006, we had issued and outstanding 9,568,806,013 shares of common stock. On November 22, 2006, the closing price of our stock was $0.0001. At that level, changes in the price of our stock as a result of trading activity barely register which discourages investors from trading the stock thereby depressing the trading volume. We believe that if we are successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, it is anticipated that our common stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Our stockholders do not have preemptive rights to acquire additional shares of common stock, which may be issued.

The one for five hundred Reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 500 to 1. Accordingly, as a result of the Reverse Stock Split, we will have approximately 19,137,612 shares issued and outstanding. The actual number may be different as a result of rounding. As a result, we will have approximately 9,980,000,000 authorized but unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that we will be successful in making any such acquisitions or obtaining any such financings. Currently, we have no plans for the issuance of the shares of common stock for acquisitions or financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the stockholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The Reverse Stock Split will not alter any stockholder's percentage interest in the Company's equity, except to the extent that the Reverse Stock Split results in any of the Company's stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock. The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 9,568,806,013 to approximately 19,137,612.

In addition, commencing with the effective date of the Reverse Stock Split, all outstanding options and warrants entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise of their options or warrants, 1/500 of the number of shares of the Company's common stock which such holders may purchase upon exercise of their options or warrants. In addition, commencing on the effective date of the Reverse Stock Split, the exercise price of all outstanding options and warrants will be increased by a multiple of five hundred.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

      (i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.
      (ii)  Except as  explained  in (v) below,  the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.
      (iii) Except as  explained  in (v) below,  the  holding  period of the New
            Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.
      (iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.
      (v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

                            BENEFICIAL OWNERSHIP OF
                PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

      The following tables sets forth, as of November 22, 2006, the number of and percent of the Company's common stock beneficially owned by: (1) all directors  and  nominees,  naming  them,  (2) our  executive  officers,  (3) our directors and executive officers as a group, without naming them, and (4) persons or groups known by us to own beneficially 5% or more of our common stock. The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

      A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from November 22, 2006 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of November 22, 2006 have been exercised and converted.

Name and Address                                      Beneficial Ownership
of Beneficial Owner                                   of Common Stock
of Class                    Title                     No. of Shares          Percent of Class
-------------------         -----                     --------------------   ----------------
Anthony R. Shupin           Chairman, CEO and               2,415,000,000(1)         20.2%
2150 Hwy 35, Suite 250      President
Sea Girt, NJ 08750

Michael Pellegrino          Senior Vice President,          2,415,335,000(1)         20.2%
2150 Hwy 35, Suite 250      Chief Financial Officer
Sea Girt, NJ 08750          & Director

Robert Gowell               Director                               96,300              *
2150 Hwy 35, Suite 250
Sea Girt, NJ 08750

Vincent Moreno              Director                                    0              *
2150 Hwy 35, Suite 250
Sea Girt, NJ 08750

Erik Hoffer                 Executive Vice                              0              *
2150 Hwy 35, Suite 250      President and Director
Sea Girt, NJ 08750

All Officers & Directors
As a Group                                                  2,830,431,300(2)         33.6%

-------------------
  * less than 1%

(1) Includes 2,400,000,000 shares of common stock issuable upon conversion of 10,000 shares of Series A Preferred Stock. The terms of the Series A Preferred Stock permit the holder thereof to vote on an as converted basis on all matters voted on by holders of the common stock as a class.

(2) Of the total Officers and Director's shares, 43,000 shares are options which are 10-year options with a three-year vesting period, vesting 1/3 each year with a strike price of thirty-three cents ($0.33). The remaining 1,275,000 options are 10-year options that are fully vested at varying strike prices.

   EXECUTIVE COMPENSATION


The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000 during fiscal 2005, 2004 and 2003.

                                                                      Long Term Compensation

                                    Annual Compensation          Awards              Payouts

Name and                                     Other                      Securities
Principal                                    Annual     Restricted      Underlying                   Other
Position                                     Compen-      Stock           Options/     LTIP         Compen-
                   Year    Salary     Bonus  sation($)   Award($)         Sar (#)    Payouts($)    sation ($)
Anthony Shupin     2005    $198,539     0       0          0                0            0               0
President & CEO    2004    $108,000     0       0          0                0            0               0
                   2003    $108,000     0       0          0                0            0               0
                   2002          0      0       0          0                0            0               0

Michael J          2005    $148,077     0       0          0                0            0               0
Pellegrino*        2004    $ 52,000     0       0          0                0            0               0
                   2003    $115,000     0       0          0                0            0               0
                   2002    $115,000     0       0          0                0            0               0

*Mr. Pellegrino resigned as President and Chief Executive Officer effective October 6, 2003. In 2004, Mr. Pellegrino served as Chairman of the Board and as a consultant to the Company.

Options/SAR Grants in Last Fiscal Year

                                     Number of         % of Total
                                     Securities        Options/SARS
                                     Underlying        Granted to
                                     Options/SARS      Employees in    Exercise or Base
Name                                 Granted           Fiscal Year     Price ($/Sh)         Expiration Date
Michael J. Pellegrino, CFO              0               N/A            N/A                  N/A
Anthony Shupin, President & CEO         0               N/A            N/A                  N/A

Aggregated Option/SAR Exercises

None exercised

Employment Agreements

Anthony R. Shupin, Chairman, President and Chief Executive Officer. Mr. Shupin was re-appointed as Chairman, President and Chief Executive Officer effective February, 2005. On February 25, 2005, DDSI entered into a five-year employment agreement with Mr. Shupin, which entitled him to a base salary of $215,000 per year, which may at the Board of Directors discretion adjust his base salary (but not below $215,000 per year). Mr. Shupin is also entitled to participate in the Annual Management Bonus Plan. As a participant in the Annual Management Bonus Plan, Mr. Shupin will be eligible to receive bonuses, based on performance, in any amount from 10% to 200% of the Base Salary. In addition, Mr. Shupin shall participate in the Management Equity Incentive Plan. As a participant in the Management Equity Plan, Mr. Shupin will be eligible to receive options, which vest over a period of time from the date of the option's issue, to purchase common shares of DDSI. The Company may grant Mr. Shupin, following the first anniversary of the date hereof and at the sole discretion of the Board of Directors, options to purchase common shares of the Company (subject to the vesting and the satisfaction of the other terms and conditions of such options). Mr. Shupin will be entitled to 25 vacations days per year at such times as may be mutually agreed with the Board of Directors. DDSI will provide Mr. Shupin a monthly car allowance of Six Hundred Dollars ($600.00) along with related car expenses.

Michael J. Pellegrino, Senior Vice President and Chief Financial Officer. Mr. Pellegrino was appointed as Senior Vice President and Chief Financial Officer effective February 25, 2005. On February 25, 2005, DDSI entered into a five-year employment agreement with Mr. Pellegrino, which entitled him to a base salary of $175,000 per year which may at the Board of Directors discretion adjust his base salary (but not below $175,000 per year). Mr. Pellegrino is also entitled to participate in the Annual Management Bonus Plan. As a participant in the Annual Management Bonus Plan, Mr. Pellegrino will be eligible to receive bonuses, based on performance, in any amount from 10% to 200% of the Base Salary. In addition, Mr. Pellegrino shall participate in the Management Equity Incentive Plan. As a participant in the Management Equity Incentive Plan, Mr. Pellegrino will be eligible to receive options, which vest over a period of time from the date of the option's issue, to purchase common shares of DDSI. DDSI may also grant to the Employee, following the first anniversary of the date of the Agreement and at the sole discretion of the Board of Directors, options to purchase common shares of the Company (subject to the vesting and the satisfaction of the other terms and conditions of such options). Mr. Pellegrino will be entitled to 25 vacation days per year at such times as may be mutually agreed with the Board of Directors. DDSI shall also furnish Mr. Pellegrino with monthly car allowance of Six Hundred Dollars ($600.00) and related car expenses.

DDSI has an employment agreement with Erik Hoffer, pursuant to which Mr. Hoffer will be employed as Executive Vice President of the Company for an initial term of three years, which may be extended, and President of CGM Sub for an initial term of one year, which may be renewed for successive one-year terms. Pursuant to the Employment Agreement, Mr. Hoffer will receive a base salary of $200,000, a bonus of 5% of the gross margin sales increase over the prior year's gross margin sales of CGM products and customary benefits and reimbursements.

Employee and Director Stock Option Plans

DDSI adopted the 1994 Stock Option Plan, (restated in 1997) (the "Plan") in order to attract and retain qualified personnel. In October 1998, the Board of Directors voted to amend the plan but has not formally established the amended plan to date and will not do so this fiscal year. However, under the proposed 1998 Plan, the Compensation Committee of the Board of Directors in its discretion may grant stock options (either incentive or non-qualified stock options) to officers and employees. The terms and conditions upon which the options may be exercised will be set out in the Plan. The Plan is intended to provide a method whereby employees of DDSI and others who are making and are expected to make substantial contributions to the successful management and growth of DDSI are offered an opportunity to acquire common stock as an incentive to remain with DDSI and advance its interests. Therefore, to date, no options have been granted under the 1998 plan and none will be until the plan is formalized some time during the next fiscal year. On August 31, 1999, DDSI granted bonuses to various officers and employees in the form of 902,500 options for shares of DDSI's common stock, fully vested, with an exercise price of $0.37 per share. On December 15, 2000, DDSI granted to various officers and employees 843,000 options for shares of DDSI's common stock, fully vested, with an exercise price of $0.10 per share, the then fair market value of the underlying shares.

Compensation of Directors

Directors do not receive compensation for their services as members of the Board of Directors. Directors will receive reimbursement for expenses in attending directors meetings where applicable. Under the 1996 Director Option Plan, each director who is not an officer or employee of DDSI automatically receives a grant of an option to purchase 50,000 shares of DDSI's common stock effective as of the date such person becomes a director and thereafter a grant of an option to purchase 1,000 shares of DDSI's common stock on the date of each of DDSI's regular annual meeting if he or she has served on the Board of Directors for at least six months.

OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO MICHAEL PELLEGRINO, SECRETARY, DIGITAL DESCRIPTOR SYSTEMS, INC., 2150 HIGHWAY 35, SUITE 250, SEA GIRT, NEW JERSEY 08750, TELEPHONE NUMBER 732-359-0260. IN ORDER TO
ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY DECEMBER 8, 2006.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,


/s/ Anthony Shupin
-----------------------
Chief Executive Officer


Sea Girt, New Jersey
November 24, 2006

PROXY

                       DIGITAL DESCRIPTOR SERVICES, INC.

           PROXY FOR SPECIAL MEETING TO BE HELD ON DECEMBER 19, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ANTHONY SHUPIN and MICHAEL PELLEGRINO and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on December 19, 2006 at 10:00 a.m. local time, at the Company's offices located at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Digital Descriptor, Inc. to be held at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750 on December 19, 2006 at 10:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS




                                                FOR   AGAINST ABSTAIN

1.    To adopt the 2006 Stock Incentive Plan    |_|     |_|     |_|

2.    To change the Company's name to Allied
      Security Innovations, Inc.;               |_|     |_|     |_|

3.    To approve an amendment to the Articles
      of  Incorporation  to effect a one
      for five hundred reverse stock split      |_|     |_|     |_|


If you plan to attend the Special Meeting please mark this box |_|

Dated:

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE